Exhibit 10.1

Portions of this exhibit indicated by “******” have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities

Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission

AMENDMENT NO. 1 TO THE AGREEMENT FOR

THE SUPPLY OF COAL TO MT. STORM POWER STATION BETWEEN

VIRGINIA ELECTRIC AND POWER COMPANY AND

ALLIANCE COAL, LLC

THIS AMENDMENT NO. 1 (the “Amendment No. 1”) is made effective January 1, 2007, (the “Effective Date”) by and between VIRGINIA ELECTRIC AND POWER COMPANY, a Virginia public service corporation with its principal office located in Richmond, Virginia (“Buyer”) and ALLIANCE COAL, LLC, a Delaware limited liability company with its principal office located in Tulsa, Oklahoma (“Seller”).

WHEREAS, Buyer and Seller entered into an agreement entitled “Agreement for the Supply of Coal to Mt. Storm Power Station between Virginia Electric and Power Company and Alliance Coal, LLC” dated June 22, 2005, (the “Agreement”). Capitalized terms herein shall have the same meaning ascribed to such terms in the Agreement, unless otherwise defined herein.

WHEREAS, Seller and Buyer desire to amend the Agreement in certain respects, as of the Effective Date hereof.

NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements herein set forth, Buyer and Seller hereby agree as follows:

1. Article 1 “DEFINITIONS AND TERMS” is hereby amended by deleting the existing Section 1.1 (b) Accelerated Delivery Basis in its entirety and replacing it with the following new Section 1.1 (b):

“(b) - Accelerated Delivery Basis – The make up of any Shortfall Quantity arising under the provisions of this Agreement whereby such Shortfall Quantity is fully made up in the manner provided herein in the immediately following Calendar Month(s) after the determination of any such Shortfall Quantity; provided that the parties agree that until any such Shortfall Quantity is fully made up, quantities of coal which are delivered by Seller and as to which Buyer takes Receipt during any such Calendar Month(s) shall be in addition to the existing quantities sold and purchased during such Calendar Month(s); provided further that, the combined total quantity of the base tonnage obligations and the Spot Tonnage obligations, as defined below, delivered by Seller and received by Buyer in any one Calendar Month in which a Shortfall Quantity is being made up shall not exceed a total amount of ****** tons, unless otherwise mutually agreed to by the parties. In regards to the make up of such a Shortfall Quantity, the parties agree as follows: (i) subject to the provisions of Section 3.1(b), the parties will schedule, Seller will deliver, and Buyer will take Receipt of, a minimum total quantity of coal each Calendar Month of ****** tons until such Shortfall Quantity is made up, and (ii) Seller will deliver, and Buyer will take Receipt of, during any Calendar Month such quantities of coal representing Buyer’s monthly scheduling orders as set forth in Section 3.1(b) plus the Shortfall Quantity on a priority basis ahead of any other obligations the parties may have in regards to the sale and purchase coal under any third party arrangements. Notwithstanding the preceding sentence, Seller shall have the right to sell coal to third parties during the period of January 1, 2007 up through December 31, 2008, (as such date may be extended up through March 31, 2009 to make up for delivery of Shortfall Quantity), and during any period of extension for the delivery of Spot Tonnage under the ****** provisions of Section 7.8(e), if at any point in time and for any reason, (including by reason of a force majeure event affecting Buyer), the combined tonnage ordered by Buyer under this Agreement and the Third Restated and Amended Fuel Supply and Ash Management Services Agreement between Buyer and Mettiki Coal, (WV), LLC dated effective January 1, 2007 (“North Branch Agreement”) is ****** tons below the combined tonnage that Buyer is obligated to purchase under said agreements, as determined on a year-to-date basis. To clarify, Buyer’s monthly purchase obligation under this Agreement and the North Branch Agreement is the combined total of (1) the monthly base tonnage as provided in Buyer’s firm monthly forecast letters as set forth in Section 3.1(b), plus the additional monthly Spot Tonnage produced and made available by Seller, as provided in Seller’s firm monthly forecast letters as set forth in Section 3.1(b), not to exceed (i) ****** tons per month under normal conditions or (ii) ****** tons per month on an Accelerated Delivery Basis and (2) under the North Branch Agreement, ****** tons of Fuel on an equivalent ****** Btu per pound basis per semiannual period, plus Buyer’s option for an additional ****** tons of Fuel for the calendar years ****** and ******, if such option is elected by Buyer, (or any Shortfall Tonnage under the North Branch Agreement that is delivered to the Mt. Storm Power Station in accordance with the terms thereof).

The quantity of coal sold by Seller to any third party as provided above shall be made up to Buyer under subsequent monthly delivery schedules, which shall in no event extend beyond ******. The parties acknowledge and agree that in no event will Seller be required to make up any base tonnage obligation Shortfall Quantity on an Accelerated Delivery Basis if such Shortfall Quantity resulted from production losses attributable to or associated with the relocation of the longwall mining equipment from Mettiki Coal, LLC’s existing “D” Mine to Mettiki Coal (WV), LLC’s “E” Mine as more particularly described in Section 3.1(f).”

2. Article 1 “DEFINITIONS AND TERMS” is hereby amended by deleting the existing Section 1.1 (mm) Shipment in its entirety and replacing it with the following new Section 1.1 (mm):

“(mm) Shipment – For truck deliveries, unless administratively changed by the parties upon mutual agreement, a Shipment shall consist of all coal as to which Buyer has taken Receipt of in one (1) Calendar Day. For rail deliveries, a Shipment shall consist of all coal as to which Buyer has taken Receipt of in one (1) Calendar Day. For rail deliveries by Seller, Seller will provide, or cause to be provided, the bill of lading or individual mine cards/tags to the delivering carrier. For sampling, analysis and quality reporting purposes, a Shipment shall be specifically identified by Seller as to being either a Spot Tonnage Shipment or a base tonnage Shipment.”

3. Article 1 “DEFINITIONS AND TERMS” is hereby amended by adding the following new definition, which shall be listed as the last definition:

“(uu) Spot Tonnage – As defined in Section 3.1 (g).

4. Article 1 “DEFINITIONS AND TERMS” is hereby amended by deleting the existing Section 1.2 Term in its entirety and replacing it with the following new Section 1.2:

“Section 1.2 Term

The term of this Agreement shall commence on the Effective Date hereof and shall continue through December 31, 2013, unless terminated or canceled sooner in accordance with the provisions of this Agreement. The obligations of Seller to sell and deliver, and Buyer to purchase and receive, the Spot Tonnage of coal as provided in this Agreement shall commence in January 2007 and shall continue up through December 31, 2008, (as such date may be extended up through March 31, 2009 to make up for delivery of Spot Tonnage shortfall), or as otherwise extended under the re-opener provisions of Section 7.8(e). The obligations of Seller to sell and deliver, and Buyer to purchase and receive, the base tonnage obligations of coal as provided in this Agreement shall commence on January 1, 2007 and shall continue through December 31, 2013. With respect to Spot Tonnage, there shall be no further obligation to either party, except for liabilities or obligations based upon prior breach or performance, after December 31, 2008, (as such date may be extended up through March 31, 2009 to make up for delivery of Spot Tonnage Shortfall Quantity), regarding Seller’s sale and delivery and Buyer’s purchase and receipt of the Spot Tonnage, unless otherwise extended under the provisions of Section 7.8(e). With respect to base tonnage, there shall be no further obligation to either party, except for liabilities or obligations based upon prior breach or performance, after the end of December 31, 2013 regarding Seller’s sale and delivery and Buyer’s purchase and receipt of the base tonnage obligations.

Upon the fulfillment of the parties obligations regarding the sale and purchase of the quantity of Spot Tonnage as set forth herein, all provisions of this Amendment No. 1, shall automatically terminate and no longer be in force and effect, and the parties performance obligations thereafter shall be solely governed by the original terms and conditions of the Agreement in effect prior to the parties agreement to this Amendment No. 1.”

5. Article 3 “SALE, PURCHASE AND TRANSPORTATION OF COAL”, Section 3.1 “Quantity and Scheduling”, is hereby amended by deleting Section 3.1(b) in its entirety and replacing it with the following:

“3.1(b) Except as otherwise provided herein, Buyer’s monthly scheduling orders shall be for the combined total of (1) the monthly base tonnage of ****** tons and (2) the additional monthly Spot Tonnage produced by Seller for a total of up to ****** tons per month, unless otherwise mutually agreed upon by the parties, and as reflective of any makeup of Shortfall Quantities required pursuant to the provisions of this Agreement. The combined total of the monthly base tonnage obligation and the monthly Spot Tonnage obligation shall not exceed ****** tons per month under normal conditions or ****** tons per month on an Accelerated Delivery Basis, unless increased by any Shortfall Tonnage under the North Branch Agreement delivered to Mt. Storm in accordance with the terms thereof.

Seller shall deliver the monthly tonnage ordered by Buyer throughout the month, excluding holidays, scheduled or unscheduled outages of the Facilities, the Rail Loadout, and/or the loading facilities at the Production Sources, Buyer’s reasonable requests for delay of shipments, force majeure events, or at such other times as Seller may direct due to, in Seller’s determination, abnormal impacts on transportation of daily truck shipments. Except as provided in the immediately preceding sentence, Seller shall have the discretion to deliver truck shipments of coal 365 days a year, 7 (seven) days a week, 24 (twenty-four) hours a day to meet Buyer’s monthly coal orders.

Buyer and Seller shall exert all reasonable efforts to meet the operational needs of the other party, taking into consideration Buyer’s and Seller’s scheduled outages, the consumption of coal, transportation, mining, seasons of the year as they relate to anticipated adverse weather conditions, mining conditions, and storage capabilities of each party. Accordingly, the parties shall exert all reasonable efforts to work toward mutually agreeable delivery schedules and make changes in previously established shipping schedules, if so requested by either party. The parties shall provide written notice for scheduled outages and prompt notice of unscheduled outages that will impact delivery. The parties acknowledge and agree that their respective obligations under this paragraph to meet the operational needs of the other party do not include changes in delivery schedules by either party in order to take advantage of market opportunities.

Buyer shall have the discretion to take Receipt of coal at varying rates of flow, subject to the capabilities and limitations of the Facilities as more particularly described in Annex H, seven (7) days a week, 24 (twenty-four) hours a day to meet Buyer’s Station needs including any synthetic fuel production, bunkering requirements or any other requirement of the Station. Subject to the foregoing provisions of this Section 3.1, Seller agrees to sell and deliver such monthly quantities as Buyer shall order.

With respect to the base tonnage obligations, Buyer shall order coal by providing written notice to Seller by means of monthly forecast letters specifying the monthly quantities of base tonnage coal to be purchased by Buyer for the following three months. Quantities of base tonnage specified by Buyer for delivery in the first and second months of the forecast letters shall be firm quantities (to be confirmed by a Purchase Notice from Buyer for those months), unless revisions are mutually agreed to and confirmed in writing by Buyer and Seller. The quantities of base tonnage specified by Buyer for the third month of the forecast letters are for planning purposes only and shall not be considered binding on either party hereto. Buyer’s three-month base tonnage quantity forecast letters shall be provided to Seller by the tenth (10th) of the month preceding the three (3) month period.

With respect to Spot Tonnage, Seller shall provide written notice to Buyer by means of monthly forecast letters specifying the monthly quantities of Spot Tonnage Seller expects to produce and have purchased by Buyer, of which may be up to the tonnage difference between ****** tons per month less the firm quantities of base tonnage nominated by Buyer in its monthly forecast letters to Seller. Quantities of Spot Tonnage specified by Seller for delivery in the first month of the forecast letters shall be firm quantities (to be confirmed by a Purchase Notice from Buyer for such month), unless revisions are mutually agreed to and confirmed in writing by Buyer and Seller. The quantities of Spot Tonnage specified by Seller for the second and third month of the forecast letters are for planning purposes only and shall not be considered binding on either party hereto. Seller’s three-month Spot Tonnage quantity forecast letters shall be provided to Buyer within two business days of Buyer’s provision of its base tonnage forecast letters.

Seller may deliver the 1,053,000 tons of Spot Tonnage, which may be increased by up to an additional 50,000 tons for Seller’s Spot Tonnage increase option as set forth in Section 3.1(g) and for any Additional 2007 Spot Tonnage as set forth below, during the period commencing January 1, 2007 up through December 31, 2008, (as such date may be extended up through March 31, 2009 to make up for delivery of Spot Tonnage Shortfall Quantity), after which the obligations for the sale and purchase of Spot Tonnage shall terminate and Seller’s restriction on third party sales as set forth in Section 3.1 (g) shall terminate. The Parties acknowledge that as currently contemplated, ****** tons of Spot Tonnage will be delivered in 2007 (at ****** as set forth in Article 7.8) and the remaining ****** tons will be delivered in 2008 (at $****** as set forth in Article 7.8). However, in the event Seller delivers more than ****** tons of Spot Tonnage in 2007 the pricing will be determined as follows. The first ****** tons of Spot Tonnage delivered in 2007 will be priced at $****** per ton as set forth in Section 7.8. The Spot Price for up to the next ****** tons of Spot Tonnage shall be $****** per ton. Any remaining Spot Tonnage in excess of ****** tons (i.e. ****** tons at $****** and ****** tons at $******) shall be deemed to be additional 2007 Spot Tonnage (“Additional 2007 Spot Tonnage”) and will be priced at $****** per ton. Any Additional 2007 Spot Tonnage will increase the total Spot Tonnage obligation of ******, by the corresponding quantity. Any Spot Tonnage shipped in 2007 at $****** per ton shall be considered advance shipment of the ****** tons of Spot Tonnage at $****** per ton and shall reduce the ****** tons of Spot Tonnage to be delivered in 2008, by the corresponding quantity. If less than ****** tons of Spot Tonnage at $****** per ton is sold during the balance of 2007, such tonnage deficiency shall be carried forward into the calendar year 2008 as Spot Tonnage at $****** to be shipped until a total of ****** tons of Spot Tonnage has been shipped under this Agreement at $****** per ton. For example, if in 2007 Seller delivered a total of ****** tons of Spot Tonnage, the first ****** tons would be priced at $******, the next ****** tons would be at $******, and the remaining ****** tons would be at $******. The remaining Spot Tonnage obligation for 2008 would be ****** tons at $******, and the total Spot Tonnage obligation under this Agreement would become ****** tons.

* As adjusted pursuant to Section 7.8.

Attached hereto, as Exhibit 1, is Seller’s initial non-binding Spot Tonnage projected shipping schedule (“Spot Tonnage Projected Shipping Schedule”) for the period commencing January 1, 2007, which is provided for illustrative purposes only and to which the Parties agree and acknowledge will vary in term of delivery and quantity of monthly tonnages shipped to complete the Spot Tonnage purchase and delivery obligations as set forth herein. Seller shall provide Buyer with an updated Spot Tonnage Projected Shipping Schedule, at such time Seller determines there is a material change that would affect the schedule as last given by Seller to Buyer.

The actual base tonnage which Buyer has taken Receipt of during any six-month period of January through June and July through December must be within ****** tons of the base tonnage ordered by Buyer during such six-month period. If, after taking into account the ****** ton allowable variance, the actual base tonnage which Buyer has taken Receipt of is less than the ordered base tonnage amount and such failure is not the result of a force majeure event (as defined in Section 9.1) or Buyer’s request to delay Shipments and/or Receipt of coal, as the case may be, pursuant to Section 3.13, such Shortfall Quantity shall be made up on an Accelerated Delivery Basis. Such base tonnage coal shall be delivered at the Price applicable during the month the coal was originally scheduled to be delivered.”

5. Article 3 “SALE, PURCHASE AND TRANSPORTATION OF COAL”, Section 3.1 “Quantity and Scheduling”, is hereby amended by adding the following new subparagraph (g):

“3.1(g) Except for (1) a third party agreement under which Seller is obligated to deliver approximately ****** tons total during the period of ****** through ****** and (2) a third party agreement under which Seller is obligated to deliver approximately ****** tons total in ******, Seller shall sell to Buyer ****** percent (******%) of the tons produced from Seller’s Mine which is in excess of (i) the base tonnage obligations of coal as provided in this Agreement and (ii) the tons sold by Mettiki Coal (WV), LLC to Buyer under the Third Restated and Amended Fuel Supply and Ash Management Services Agreement effective January 1, 2007, up to a total of ****** tons over the period commencing January 1, 2007 up through December 31, 2008, (as such date may be extended up through March 31, 2009 to make up for delivery of Spot Tonnage Shortfall Quantity) and subject to the monthly maximums set forth in Section 3.1(b), which shall be increased by the amount of ******, if any, as set forth in Section 3.1 (b) and the following option tons, if any, exercised by Seller (herein referred to as “Spot Tonnage”).

Commencing effective ******, Seller reserves the right to increase the total Spot Tonnage by up to ****** tons per semiannual period, subject to two weeks advance written notice to Buyer. If Seller exercises this option to increase the Spot Tonnage by up to ****** tons for any semiannual period, the pricing for any such increased Spot Tonnage will be $****** for any such increased Spot Tonnage in ******. If Seller does not exercise this option for any one semiannual period, such option shall expire at the end of such semiannual period.

* As adjusted pursuant to Section 7.8.

The Spot Tonnage shall be added to the monthly coal ordering process set forth in Section 3.1(b). The price for any Spot Tonnage delivered under this Agreement shall be as provided in Section 7.8.”

6. Article 4 “ Quality” is hereby amended by deleting the existing Section 4.1 in its entirety and replacing it with the following new Section 4.1:

“4.1 Specifications

The coal supplied under this Agreement shall meet the following guaranteed specifications, based on As-Received analyses:

	Type Specification	Minimum/ Maximum Guarantee

(a)(i)	For base tonnage
	lb. Ash/mmBtu	****** (Max.)

(a)(ii)	For Spot Tonnage
	lb. Ash/mmBtu	****** (Max.)

(b)	Moisture	****** (Max.)

(c)	Volatile Matter	****** (Max.)
	Volatile Matter	****** (Min.)

(d)(i)	For base tonnage
	Heating Value in Btu per lb.	****** (Min.)

(d)(ii)	For Spot Tonnage
	Heating Value in Btu per lb.	****** (Min.)

(e)	Ash Fusion Temperature	****** (Min.)
(Hemispherical temp. where height = ****** width under reducing atmospheric conditioning)

(f)	Size Consist
	Top Size (Round Screen)	****** (Max.)
	Fines (28-mesh x 0-mesh)	****** (Max.)

(g)(i)	For base tonnage
	lb. SO2/mmBtu	****** (Max.)
	lb. SO2/mmBtu	****** (Min.)

(g)(ii)	For Spot Tonnage
	lb. SO2/mmBtu	****** (Max.)
	lb. SO2/mmBtu	****** (Min.)

(h)	Grindability (Typical)	****** (Min.)
(Hardgrove Grindability Index [HGI])

(i)	General: No additives shall be used to change the natural heating value of the coal. The coal shall be free of debris, wood, metal, plastic, synthetic fuel and other foreign material.

SELLER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE COAL SUPPLIED HEREUNDER, OR AS TO THE RESULT FROM USE THEREOF. Notwithstanding the disclaimer contained within the foregoing sentence, Seller shall not be relieved of its obligation to deliver coal conforming to the specifications set forth in this Section 4.1.”

7. Article 4 “Quality” is hereby amended by deleting the existing Section 4.3 in its entirety and replacing it with the following new Section 4.3:

“4.3 Adjustments for Quality Variation

The parties recognize that the failure of Seller to meet the heating value, ash, and sulfur specifications set forth in Section 4.1 may cause Buyer to be unable to operate the Station without violating certain federal, state, or local environmental laws, rules, regulations, or ordinances, which violation could result in Buyer being subject to civil and criminal penalties or enjoined from operating the coal-fired units at the Station. The parties also recognize that Seller must meet these specifications in order to ensure proper operation of the Station’s boilers and coal-handling equipment and to allow full power generation at the Station. Seller shall therefore use all reasonable means to ensure that the heating value, ash, and sulfur content of all coal shipped hereunder meet the specifications set forth in Sections 4.1(a), (d), and (g). The Price for base tonnage coal as determined under Article 7 and the Spot Price (as defined below) for Spot Tonnage coal as determined in Section 7.8 shall be adjusted as follows for variation in heating value, ash, and/or sulfur content. Such adjustments shall be cumulative. The monthly weighted average quality specifications shall be determined and calculated separately for all base tonnage and Spot Tonnage shipments made under this Agreement.

(a) For base tonnage received, the Price shall be adjusted in the manner set forth below to compensate for any difference between the weighted average heating value of all coal received for each Calendar Month under this Agreement and ****** Btu/pound. For Spot Tonnage received, the Spot Price, as determined in Section 7.8, shall be adjusted in the manner set forth below to compensate for any difference between the weighted average heating value of all coal received for each Calendar Month under this Agreement and ****** Btu/pound. Sample calculations for base tonnage Btu adjustments are provided in Annex B. Calculation of Spot Tonnage Btu adjustments shall be made similarly to the method set forth in Annex B, except as factored for ****** Btu/pound instead of ****** Btu/pound.

(1) For base tonnage coal received that contains, on a monthly weighted average basis, a heating value of greater than or equal to ****** Btu/pound, the Price will be adjusted as follows: The Delivered Cost in effect on the last day of the month will be multiplied by a fraction, the numerator of which shall be the As-Received monthly weighted average heating value and the denominator of which is ******. The difference between the product thus determined and the Delivered Cost in effect on the last day of the month shall be the premium or reduction applicable to the Price of such coal.

(2) For Spot Tonnage coal received that contains, on a monthly weighted average basis, a heating value of greater than or equal to ****** Btu/pound, the Spot Price will be adjusted as follows: The Spot Tonnage Delivered Cost in effect on the last day of the month will be multiplied by a fraction, the numerator of which shall be the As-Received monthly weighted average heating value and the denominator of which is ******. The difference between the product thus determined and the Spot Tonnage Delivered Cost in effect on the last day of the month shall be the premium or reduction applicable to the Spot Price of such coal.

(3) For base tonnage coal received that contains, on a monthly weighted average basis, a heating value less than ****** Btu/pound, the Price adjustment shall be determined in accordance with the method set out in Subparagraph (1) above and the Price shall be further reduced by ****** percent of the Delivered Cost in effect on the last day of the month.

(4) For Spot tonnage coal received that contains, on a monthly weighted average basis, a heating value less than ****** Btu/pound, the Spot Price adjustment shall be determined in accordance with the method set out in Subparagraph (2) above and the Spot Price shall be further reduced by ****** percent of the Spot Tonnage Delivered Cost in effect on the last day of the month.

(b) For base tonnage coal received that contains, on a monthly weighted average basis, an ash content of greater than ****** lb. Ash/mmBtu, the Price shall be adjusted as set forth below in sub-paragraphs (1) and (2). For Spot Tonnage coal received that contains, on a monthly weighted average basis, an ash content of greater than ****** lb. Ash/mmBtu, the Spot Price shall be adjusted as set forth below in sub-paragraphs (3) and (4). To calculate the monthly weighted average ash content in terms of lb. ash/mmBtu, the following formula shall be used. The product of the As-Received monthly weighted average ash percentage (expressed to two significant digits) and ****** shall be divided by the As-Received monthly weighted average heating value (expressed to the nearest whole integer) to determine the ash content. The ash content shall be expressed to two significant digits with 1) the third decimal rounded up when it has a value equal to or greater than five, or 2) the third decimal rounded to zero when it has a value less than five.

(1) For base tonnage coal received that contains, on a monthly weighted average basis, an ash content of greater than ****** lb. Ash/mmBtu, and a heating value less than ****** Btu/pound, the Price shall be reduced by ****** percent of the Delivered Cost in effect on the last day of the month.

(2) For base tonnage coal received that contains, on a monthly weighted average basis, an ash content of greater than ****** lb. Ash/mmBtu and a heating value equal to or greater than ****** Btu/pound, the Price shall be reduced by the indicated percentage of the Delivered Cost in effect on the last day of the month as specified below.

Lb. Ash/mmBtu	% Reduction of Delivered Cost

******	******

******	******

******	******

******	******

******	******

****** or greater	******

(3) For Spot Tonnage coal received that contains, on a monthly weighted average basis, an ash content of greater than ****** lb. Ash/mmBtu, and a heating value less than ****** Btu/pound, the Spot Price shall be reduced by ****** percent of the Delivered Cost in effect on the last day of the month.

(4) For Spot Tonnage coal received that contains, on a monthly weighted average basis, an ash content of greater than ****** lb. Ash/mmBtu and a heating value equal to or greater than ****** Btu/pound, the Spot Price shall be reduced by the indicated percentage of the Delivered Cost in effect on the last day of the month as specified below.

Lb. Ash/mmBtu	% Reduction of Delivered Cost
****** or less	******

******	******

******	******

******	******

******	******

******	******

(c) For coal received that contains a sulfur content exceeding the limits specified in Subparagraphs (1), (2), or (3) below, the base tonnage Price and Spot Tonnage Spot Price shall be adjusted as set forth below.

(1) For (i) base tonnage coal received that contains, on a monthly weighted average basis, greater than ****** lb. SO2/mmBtu and (ii) Spot Tonnage coal received under this Agreement that contains, on a monthly weighted average basis, greater than ****** lb. SO2/mmBtu, the Price for such base tonnage coal and/or the Spot Price for such Spot Tonnage coal shall be reduced by $****** per ton for each ****** lb. SO2/mmBtu by which the monthly weighted average exceeds ****** lb. SO2/mmBtu in respect of base tonnage coal and ****** lb. SO2/mmBtu in respect of Spot Tonnage coal. To calculate the monthly weighted average sulfur content in terms of lb. SO2/mmBtu, the following formula shall be used. The product of the As-Received monthly weighted average sulfur percentage (expressed to two significant digits) and ****** shall be divided by the As-Received monthly weighted average heating value (expressed to the nearest whole integer) to determine the sulfur content. The sulfur content shall be expressed to two significant digits with 1) the third decimal rounded up when it has a value equal to or greater than five, or 2) the third decimal rounded to zero when it has a value less than five.

(2) For base tonnage coal received under this Agreement that contains, on a single Shipment analysis basis from no less than ****** tons, greater than ****** lb. SO2/mmBtu, the Price adjustment shall be determined in accordance with the method set out in Subparagraph (1) above, if applicable, and the Price for the coal Shipment represented by that sample shall be further reduced by $***** per ton. For Spot Tonnage coal received under this Agreement that contains, on a single Shipment analysis basis from no less than ****** tons, greater than ****** lb. SO2/mmBtu, the Spot Price adjustment shall be determined in accordance with the method set out in Subparagraph (1) above, if applicable, and the Spot Price for the coal Shipment represented by that sample shall be further reduced by $****** per ton.

(3) For base tonnage coal ordered and received under this Agreement that contains, on a monthly weighted average basis less than ****** lb. SO2/mmBtu, the Price shall be reduced by ****** per ton. For Spot Tonnage coal ordered and received under this Agreement that contains, on a monthly weighted average basis less than ****** lb. SO2/mmBtu, the Price shall be reduced by ****** per ton.

(d) The adjustments provided for in Sections 4.3 (a), (b), and (c) are intended to be adjustments to reflect the increase or decrease in the value of coal supplied to Buyer according to the heating value, ash, and sulfur content of that coal. They are not intended to be, nor shall they be construed to be, either liquidated damages or penalties. Application of these adjustments shall not be construed to allow a range of specifications different from those specified in Section 4.1 and shall not prevent Buyer from exercising any other rights or remedies as provided herein if Seller delivers coal that does not meet the heating value, ash, or sulfur specifications set forth in Section 4.1.”

8. Section 4.4 “Suspension of Shipments and Cancellation” is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

“4.4(a) Shipments of coal under this Agreement may be suspended and/or canceled in accordance with Sections 4.4 (b), (c), and (d) if coal received hereunder fails to comply with the following specifications based on the As-Received analyses:

	Three Consecutive Months(1)	Monthly(2)	2 Analyses Per 30 Consecutive Day Period(3)	Each Analysis(4)

Vol. Matter %	—	******	—	—

Moisture %	—	****** (max.)	—	—

Ash
(ash/mmBtu)
(base tonnage coal)	****** (max.)	—	****** (max.)	—
(Spot Tonnage coal)	****** (max.)	—	****** (max.)	—

Sulfur
(lb.SO2/mmBtu)
(base tonnage coal)	—	******	—	—
(Spot Tonnage coal)	—	******	—	—

Grind (HGI)	****** (min.)	—	—	—

Ash Fusion °F	—	—	—	****** (min.)
(Hemis.)

Heating
Value (Btu/lb.)
(base tonnage coal)	****** (min.)	****** (min.)	****** (min.)	—
(Spot Tonnage coal)	****** (min.)	****** (min.)	****** (min.)	—
Size	—	—	—	******
fines (max.)
(no debris, etc.)

NOTES

(1)	The weighted average (weighted by the tons delivered for each month) of the monthly prorated analyses of coal shipped during any three consecutive Calendar Months shall not deviate from any of the limits in this column.
(2)	The monthly prorated analysis of coal shipped during any Calendar Month shall not deviate from any of the limits in this column.
(3)	No two Proximate Analyses of coal shipped during any 30 consecutive day period shall deviate from any of the limits in this column.
(4)	No one Proximate Analysis or size analysis of coal shipped during any time period shall deviate from any of the limits in this column.

Compliance with the above specifications, except size, shall be determined by sampling and analysis in accordance with Section 4.2. Buyer may perform size analysis once a month or as deemed necessary by Buyer.”

9. Article 7 “Price” is hereby amended by adding the following new Section 7.8:

“Section 7.8 Spot Price.

(a) The per ton base Spot Price for (i) the first ****** tons of Spot Tonnage delivered by truck to the Station commencing on or after January 1, 2007, and (ii) any Additional 2007 Spot Tonnage, and the base cost components of such Spot Price are set forth below.

Component	% of Spot Price	Per Ton Component	Index
Diesel Fuel	******%	$ ******	******

Fixed Portion	******%	$******	None

Total	******%	$******

(b) The per ton base Spot Price for the remaining ****** tons of Spot tonnage delivered by truck to the Station (after delivery of the initial ****** tons of Spot Tonnage and excluding any Additional 2007 Spot Tonnage), and the base cost components of such Spot Price are set forth below.

Component	% of Spot Price	Per Ton Component	Index

Diesel Fuel	******%	$ ******	******

Fixed Portion	******%	$******	None

Total	******%	$******

(c) The Diesel Fuel Component of the Spot Prices set forth in Section(s) 7.8(a) and 7.8(b) shall be subject to quarterly adjustment beginning ******, and on the first day of each calendar quarter thereafter, based upon the percentage change in the Lundberg Index referenced in Section(s) 7.8(a) and 7.8(b). The base index level is ******, as determined by averaging the first indexes published applicable to each of the months comprising the ****** quarter of ******. The reference indexes shall be determined by averaging the first indexes published applicable to each of the months for the months comprising the ****** calendar quarter immediately preceding the calendar quarter for which a Spot Price determination is to be made. For example, the average index levels for the months of ****** and ****** would be used for determining the reference index for the ****** quarter of ******. Seller shall calculate the Diesel Fuel adjustment and submit such calculation to Buyer along with its submittal of Annex C. The Fixed Portion component of the Spot Prices shall not be subject to adjustment.

(d) The base Spot Prices set forth in Section(s) 7.8(a) and 7.8(b), as adjusted under the provisions of Section 7.8(c), are also subject to adjustment pursuant to the provisions of Section 7.5 for Regulatory Changes occurring after ******.

(e) Buyer and Seller agree to enter into good faith negotiations for a non-binding re-opener for volume and price for Spot Tonnage deliveries to the Station for a minimum term of no less than ****** years commencing at such time as a total of ****** tons of Spot Tonnage has been shipped under this Agreement, which shall be increased by the amount of Additional 2007 Spot Tonnage, if any, as set forth in Section 3.1 (b) and up to an additional ****** tons for Seller’s Spot Tonnage increase option, if any, as set forth in Section 3.1(g). Such negotiations shall begin by no later than ninety (90) days prior to the anticipated termination date for delivery of the Spot Tonnage as provided for herein.”

11. Section 9.1 “Force Majeure” is amended hereby by adding a new subsection (f) which reads in its entirety as follows:

“(f) Nothing herein shall affect the obligation to make-up missed Shipments set forth in Section 9.1(e), provided, however, in no event shall Seller be obligated to deliver any Spot Tonnage after ******.”

12. Existing Agreement

In all other respects, the provisions of the Agreement are hereby ratified and remain unchanged. This Amendment No. 1 shall not amend, modify or in any way affect the rights and obligations of the Parties prior to the effective date of this Amendment No. 1.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to be executed by their duly authorized officers and effective as of the Effective Date.

VIRGINIA ELECTRIC AND POWER COMPANY		ALLIANCE COAL, LLC

By	/s/ Karla J. Haislip	By	/s/ Robert G. Sachse
Name:	Karla J. Haislip	Name:	Robert G. Sachse
Title:	Authorized Representative	Title:	Executive Vice President
Date	February 5, 2007	Date:	February 16, 2007

EXHIBIT 1

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